UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                December 5, 2007


                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
      ----------------------------------             ----------
       (Address of principal executive               (Zip Code)
                   offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
          Year

On December 5, 2007, United States Steel Corporation (the "Corporation") filed with the Secretary of State of Delaware a Certificate of Elimination (the "Certificate of Elimination") of the 7.00% Series B Mandatory Convertible Preferred Shares, without par value (the "7.00% Convertible Preferred Shares"). The Certificate of Elimination provides that (i) all matters set forth in the Certificate of Designation with respect to the 7.00% Convertible Preferred Shares are eliminated from the Corporation's Restated Certificate of Incorporation, as amended, and (ii) the shares that were designated to such series are returned to the status of authorized but unissued shares of the Preferred Stock of the Corporation, without designation as to series.

A copy of the Certificate of Elimination is attached as Exhibit 3.1.


Item 9.01 Financial Statements and Exhibits

      (d) Exhibits

          3.1 Certificate of Elimination of the 7.00% Series B Mandatory Convertible Preferred Shares


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Vice President & Controller



Dated:  December 6, 2007